SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended May 31, 2010 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date: July 29, 2010

                                            By:  /s/ Karla M. Rabusch
                                                 -------------------------------
                                                 Karla M. Rabusch
                                                 President
                                                 Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

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                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended May 31, 2010 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date: July 29, 2010

                                            By:  /s/ Kasey L. Phillips
                                                 -------------------------------
                                                 Kasey L. Phillips
                                                 Treasurer
                                                 Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.